UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2024

Vado Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-56616	30-0968244
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

212 S. Gale Drive

Beverly Hills, CA 90211

(Address of Principal Executive Office) (Zip Code)

(888) 545-0009

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 27, 2024, Jason Wulfsohn resigned as Chief Executive Officer, and Reeve Benaron resigned as a director, of Vado Corp. (the “Company”). In connection with these resignations, the Company’s Board of Directors appointed Benjamin Tiernan, 48, as the Interim Chief Executive Officer of the Company and Jason Wulfsohn as Chairman of the Company’s Board of Directors.

Neither Mr. Benaron nor Mr. Wulfsohn resigned from their respective roles in the Company as a result of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Since 2008, Mr. Tiernan has been the Co-Founder of ONE/x, a digital marketing and advertising technology company that merged to form AUDIENCEX in 2012. Since 2021, Mr. Tiernan has worked as Principal at The DAK Group, a New Jersey based middle-market Investment bank. Mr. Tiernan has also been Managing Partner at Sepulveda Partners Consulting, LLC a management consulting firm that provides innovation, growth and capital strategies for privately owned and closely held businesses. Prior, Mr. Tiernan worked at Omnicom agencies Hearts & Science and OMD in senior strategy roles. Mr. Tiernan has a history working in and advising world class advertising firms.

Mr. Tiernan is presently employed on a part-time basis for an initial period of 90 days, subject to potential renewal for successive periods, at the following compensation structure: $6,250 bi-weekly for the initial 90-day period, or $12,500 bi-weekly if the Company is EBITDA positive beginning after the first two payments.

There was no arrangement or understanding between Mr. Tiernan and any other persons pursuant to which he was appointed as the Interim Chief Executive Officer and there are no related party transactions between the Company and Mr. Tiernan reportable under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VADO CORP.

December 6, 2024	By:	/s/ Benjamin Tiernan
Benjamin Tiernan, Interim Chief Executive Officer